                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_]  Preliminary Proxy Statement      [_] Confidential for Use of the Commission
                                          Only (as Permitted by Rule 14a-6(a)(2)
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                                   OPTi Inc.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                                   OPTi Inc.
                           880 Maude Avenue, Suite A
                        Mountain View, California 94043

                                                                 March 12, 2002

Dear Shareholders:

   You are cordially invited to attend the Annual Meeting of Shareholders of OPTi Inc. ("OPTi") which will be held on April 9, 2002, at 10:00 am., Pacific Time, at the offices of Heller Ehrman White & McAuliffe LLP, at 275 Middlefield Road, Menlo Park, California 94025.

   At the Annual Meeting, you will be asked to vote on the following proposals:

      1. Elect four members to the Board of Directors. These directors will serve until the earlier of OPTi's next annual meeting or the appointment of their successors.

      2. Ratify and approve the appointment of Ernst & Young LLP as independent auditors of OPTi for the fiscal years ending December 31, 2001 and December 31, 2002.

   You may also be asked to vote on any other business as may properly come before the meeting or any postponement or adjournment thereof. As of the date hereof, OPTi is unaware of any such additional business.

   The foregoing items of business are more fully described in the enclosed Proxy Statement. The formal Notice of Meeting, the proxy card and a copy of the Annual Report to Shareholders describing OPTi's operations for the years ended December 31, 2000 and December 31, 2001 are also enclosed. Whether or not you plan to attend the meeting, it is important that you sign and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy.

                                          Very truly yours,

                                          OPTi Inc.

                                          /s/  MICHAEL MAZZONI
                                          Michael Mazzoni
                                          Secretary

                                   OPTi Inc.

                               -----------------

                   Notice of Annual Meeting of Shareholders
                          To Be Held On April 9, 2002

                               -----------------

TO THE SHAREHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of OPTi Inc., a California corporation ("OPTi" or the "Company"), will be held on April 9, 2002 at 10:00 a.m., Pacific Time, at the offices of Heller Ehrman White & McAuliffe LLP, at 275 Middlefield Road, Menlo Park, California 94025 for the following purposes:

      1. To elect four directors who will serve until the earlier of OPTi's next annual meeting or the appointment of their successors (Proposal No. 1);

      2. To ratify and approve the appointment of Ernst & Young LLP as independent auditors of OPTi for the fiscal years ending December 31, 2001 and December 31, 2002 (Proposal No. 2); and

      3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof. As of the date of this notice, OPTi is unaware of any such other business.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only shareholders of record at the close of business on March 4, 2002 are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof.

                                          Sincerely,

                                          /s/  MICHAEL MAZZONI
                                          Michael Mazzoni
                                          Secretary

Mountain View, California
March 12, 2002



  IMPORTANT: All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy card.

                                   OPTi INC.

            PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 9, 2002

                               -----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed proxy is solicited on behalf of OPTi Inc. ("OPTi" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 9, 2002 at 10:00 a.m., Pacific Time, or at any postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the offices of Heller Ehrman White & McAuliffe LLP at 275 Middlefield Road, Menlo Park, California 94025. The telephone number at that location is (650) 324-7000.

   These proxy solicitation materials were mailed on or about March 12, 2002 to all shareholders entitled to vote at the meeting.

Purposes of the Annual Meeting

   The purposes of the Annual Meeting are to (i) elect four directors to serve until the earlier of OPTi's next annual meeting; or the appointing of their successors; (ii) ratify and approve the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year 2001 and fiscal year 2002; and
(iii) transact such other business as may properly come before the Annual Meeting and at any and all postponements or adjournments thereof.

Annual Meeting Record Date and Share Ownership

   Only shareholders of record at the close of business on March 4, 2002 (the "Annual Meeting Record Date") are entitled to receive notice of and to vote at the Annual Meeting. On the Annual Meeting Record Date, 11,633,903 shares of the Company's common stock were issued and outstanding. For information regarding security ownership by management and by 5% shareholders, see "OTHER INFORMATION--Security Ownership of Certain Beneficial Owners and Management." The closing price of the Company's common stock on the Nasdaq National Market on the Annual Meeting Record Date was $1.32 per share.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Michael Mazzoni, Secretary of the Company at its principal executive offices, 880 Maude Avenue, Suite A, Mountain View, California 94043, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

Voting and Solicitation

   Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder deems fit, provided that votes cannot be cast for more than four (4) candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one (1) vote.

   Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of the Company's nominees as a director and (ii) FOR ratification of the appointment of Ernst & Young LLP as independent auditors for fiscal year 2001 and approval of the appointment of Ernst & Young LLP as independent auditors for the fiscal year 2002. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote the shares they represent as the Board of Directors may recommend.

   The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

Quorum; Abstentions; Broker Non-Votes

   The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock issued and outstanding on the Annual Meeting Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

   The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business.

   With respect to the election of directors, the four persons receiving the greatest number of votes will be elected to the Board. With respect to other proposals, abstentions are counted against a proposal for purposes of determining whether or not a proposal is approved, whereas broker non-votes are not counted for the purpose of determining whether a proposal has been approved.

Deadline for Receipt of Shareholder Proposals

   Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Annual Meeting of Shareholders to be held in 2003 must be received by the Company no later than November 11, 2002 in order to have them included in the proxy statement and form of proxy relating to that meeting. In addition, proposals of the Company's shareholders that such shareholders intend to present at the Company's Annual Meeting to be held in 2003, but not include in the Company's Proxy Statement and form of Proxy relating to that Annual Meeting, must be received by the Company at the Company's offices no later than November 26, 2002 and no earlier than November 12, 2002.

Fiscal Year End

   The Company's fiscal year ends on December 31. Fiscal 2001 ended on December 31, 2001 and is referred to herein as the "Last Fiscal Year."

                               PROPOSAL NUMBER 1

                             ELECTION OF DIRECTORS

Directors and Nominees for Directors

   A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the earlier of our next Annual Meeting of Shareholders or a successor has been duly elected and qualified.

   OUR BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES.

            BOARD OF DIRECTORS AND NOMINEE BIOGRAPHICAL INFORMATION

   The names of the nominees, each of whom is currently a director of the Company, and certain information about them is set forth below, including information furnished by them as to their principal occupations for the last five (5) years and their ages as of the Annual Meeting Record Date.

Name of Nominee               Age Position with the Company                                    Since
---------------               --- -------------------------                                    -----
Bernard T. Marren............ 66  President, Chief Executive Officer and Chairman of the Board 1996
Stephen A. Dukker(1)......... 49  Director                                                     1993
Kapil K. Nanda(1)(2)......... 56  Director                                                     1996
William H. Welling(1)(2)..... 65  Director                                                     1998

--------
(1)Member of the Audit Committee.
(2)Member of the Compensation Committee.

   Bernard T. Marren has served as President and Chief Executive Officer of the Company since May 1998. Mr. Marren was elected as a director in May 1996. He also founded and was the first President of SIA (the Semiconductor Industry Association). Mr. Marren is also a director of several private companies.

   Stephen A. Dukker was elected as a director of the Company in January 1993. He served as President and Chief Executive Officer of eMachines from 1998 to April 2001. He was a Senior Vice President of Merchandising at Computer City from October 1997 to August 1998. He served as President of OPTi Inc. from January of 1996 to October 1997.

   William H. Welling was elected as a director in August 1998. He is currently Chairman and CEO of @Comm Corporation, a telecommunications software company. Since 1983 he has been Managing Partner of Venture Growth Associates, an investment firm. Mr. Welling also serves as a director on the boards of several private companies.

   Kapil K. Nanda was elected as a director in May 1996. Mr. Nanda is currently President of InfoGain Corporation, a software and development consulting company, which he founded in 1990. Mr. Nanda holds a B.S. in Engineering from the University of Punjab, India, an M.S. in Engineering from the University of Kansas, and an M.B.A. from the University of Southern California.

Vote Required

   The four (4) nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law.

               MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS

Board Meetings and Committees

   During the Last Fiscal Year, the Board of Directors held a total of nine (9) meetings. No incumbent director attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which he served, if any, during his tenure as a director.

   The Audit Committee was established to review, in consultation with the independent auditors, the Company's financial statements, accounting and other policies, accounting systems and system of internal controls. The Audit Committee also recommends the engagement of the Company's independent auditors and reviews other matters relating to the relationship of the Company with its auditors. The Audit Committee met four (4) times during the Last Fiscal Year.

   The Compensation Committee was established to review and act on matters relating to compensation levels and benefit plans for key executives of the Company, among other things. The Compensation Committee met two (2) times during the Last Fiscal Year.

   The Board of Directors currently has no nominating committee or other committee performing a similar function.

                             DIRECTOR COMPENSATION

   Non-employee members of the Board of Directors are currently compensated at the rate of $1,000 per Board meeting attended, plus out-of-pocket expenses for attending such meetings. In addition, non-employee directors are eligible to participate in the Company's 1993 Director Stock Option Plan.

                               PROPOSAL NUMBER 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal years ending December 31, 2001 and December 31, 2002. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection for the fiscal year ending December 31, 2002.

   Ernst & Young LLP has audited the Company's financial statements for each fiscal year since the Company's inception. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

   The affirmative vote of a majority of the Votes Cast will be required to ratify and approve the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001 and fiscal year ending December 31, 2002.

   OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF OPTi FOR THE FISCAL YEARS ENDING DECEMBER 31, 2001 AND DECEMBER 31, 2002.

                               OTHER INFORMATION

Executive Officers

   The following persons are executive officers of the Company as of the Annual Meeting Record Date:

Name                         Age Position with the Company
----                         --- -------------------------
Bernard T. Marren........... 66  President and Chief Executive Officer, Chairman of the Board
Michael Mazzoni............. 39  Chief Financial Officer and Secretary

   Bernard T. Marren's biography is set forth above. See "PROPOSAL NUMBER ONE--Election of Directors."

   Michael Mazzoni has served as Chief Financial Officer since December 2000. Mr. Mazzoni also served with the Company from October 1993 to January 2000. The last two years prior to his departure Mr. Mazzoni served as our Chief Financial Officer. Prior to re-joining the Company, Mr. Mazzoni was Chief Financial Officer of Xpeed, Inc., a startup in the Digital Subscriber Line CPE business, from January 2000 to November 2000.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC") and with Nasdaq. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

   Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) and Forms 5 and amendments thereto furnished to the Company with respect to the Last Fiscal Year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during the Last Fiscal Year, all Section 16(a) filing requirements applicable to the Company's officers, directors and 10% shareholders were complied with.

Security Ownership of Certain Beneficial Owners and Management

   Except as otherwise indicated, the following nominee table sets forth the beneficial ownership of Common Stock of the Company as of February 22, 2002 by:
(i) each present director of the Company; (ii) each of the officers named in the table under the heading "EXECUTIVE COMPENSATION--Summary Compensation Table;" (iii) all current directors and executive officers as a group; and (iv) each person known to the Company who beneficially owns 5% or more of the outstanding shares of its Common Stock. The number and percentage of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days of February 22, 2002 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares, shown as beneficially owned. Unless otherwise indicated, officers and directors can be reached at the Company's principal executive offices. A total of 11,633,903 shares of the Company's Common Stock were issued and outstanding as of February 22, 2002.

                                                             Shares Beneficially
                                                                    Owned
                                                             ------------------
Name                                                           Number    Percent
----                                                         ---------   -------
Bernard T. Marren(1)........................................   127,333     1.1%
Michael Mazzoni(2)..........................................        --       *
Stephen A. Dukker(3)........................................    89,166       *
Kapil K. Nanda(4)...........................................    21,333       *
William H. Welling(5).......................................    13,333       *
Caxton International Ltd.(6)................................ 1,059,300     9.1%
  315 Enterprise Drive
  Plainsboro, NJ 08536
Dimension Fund Advisors Inc.(7).............................   849,853     7.3%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401
MG Capital Management LLC(8)................................ 1,421,970    12.2%
  1725 Kearny Street, No. 1
  San Francisco, CA 94133
All Directors and Executive Officers as a group (5
  persons)(9)...............................................   251,165     2.2%

--------
 *  Represents less than one percent.
(1) Includes 117,333 shares subject to stock option exercisable as of February 22, 2002 or within sixty (60) days thereafter.
(2) Includes 0 shares subject to stock option exercisable as of February 22, 2002 or within sixty (60) days thereafter.
(3) Includes 0 shares subject to stock option exercisable as of February 22, 2002 or within sixty (60) days thereafter.
(4) Includes 17,333 shares subject to stock option exercisable as of February 22, 2002 or within sixty (60) days thereafter.
(5) Includes 0 shares subject to stock option exercisable as of February 22, 2002 or within sixty (60) days thereafter.
(6) Information on holdings of Caxton International Ltd. is taken from a
    Schedule 13D/A filed on February 26, 2001. Caxton Associates, L.L.C. is the trading adviser to Caxton International. Bruce S. Kavner is Chairman of Caxton Associates.
(7) Information on holdings of Dimensional Fund Advisors is taken from a
    Schedule 13G/A filed on February 12, 2002. The shares listed are owned by advisory clients of Dimensional Fund Advisors. Dimensional Fund Advisors disclaims beneficial ownership of the shares listed. Michael T. Scardina is Vice President and Chief Financial Officer of Dimensional Fund.
(8) Information on holdings of MG Capital Management is taken from a Schedule 13G/A filed on January 28, 2002. Of the shares listed, 1,385,900 are owned by MGCM Partners, L.P., of which MG Capital Management LLC is the general partner and investment advisor. Marco L. Petroni is the controlling person of MG Capital. MG Capital and Mr. Petroni disclaim beneficial ownership of these shares. The remaining 36,070 shares are owned by Mr. Petroni.
(9) Includes shares pursuant to notes (1), (2), (3), (4), and (5).

Summary Compensation Table

   The following table sets forth certain information with respect to the compensation paid by the Company for services rendered during fiscal years 2001, 2000 and 1999 to Bernard T. Marren and Michael Mazzoni (the "Named Officers"). The table lists the principal position held by each Named Officer in the Last Fiscal Year.

                                                                    Long-Term
                                              Annual Compensation  Compensation
                                       Fiscal --------------------    Awards     All Other
Name                                    Year  Salary ($) Bonus ($) Options (#)  Compensation
----                                   ------ ---------- --------- ------------ ------------
Bernard T. Marren.....................  2001   $255,000  $     --       --         $5,250(1)
 President and Chief Executive Officer  2000    255,000   100,000       --          5,250(1)
                                        1999    251,250   420,000       --             --

Michael Mazzoni(2)(3).................  2001    150,040        --       --          5,250(1)
 Chief Financial Officer                2000     43,650    75,000       --             --
                                        1999    145,763    69,525       --             --

--------
(1) These amounts are related to the 50% company match on 401K contributions.
(2) Mr. Mazzoni resigned from the Company in January 31, 2000.
(3) Mr. Mazzoni was rehired in December 2000.

Option Grants in Last Fiscal Year

   The Company did not grant stock options to any of the Named Officers during fiscal year 2001.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values

   None of the Named Officers exercised any options during fiscal year 2001. The following table provides information with respect to the value of the Named Officers' unexercised options at December 31, 2001.

                                                   Total Number of      Total Value of Unexercised
                                               Unexercised Options at    In-the-Money Options at
                              Shares             Fiscal Year End (#)      Fiscal Year End ($)(1)
                               Acq.   Value   ------------------------- --------------------------
Name                          Exer.  Realized Exercisable Unexercisable Exercisable  Unexercisable
----                          ------ -------- ----------- ------------- -----------  -------------
Bernard T. Marren............   --      --      100,000        --           $--           $--
Michael Mazzoni..............   --      --           --        --            --            --

--------
(1) Market value of the underlying securities based on the closing price of the Company's Common Stock on December 31, 2001 on the Nasdaq National Market, minus the exercise price.

Employment Agreements and Severance Arrangements

   The Board of Directors has approved severance arrangements for Mr. Marren and Mr. Mazzoni. Mr. Marren is to be paid an amount of $150,000, as his severance package if the Company is sold or he is terminated. Mr. Mazzoni is to be paid an amount of $150,000, in the event of a change of control of OPTi or if OPTi announces its intent to liquidate its assets or shut down the Company.

   There are no employment agreements with the executive officers beyond the severance arrangements.

Compensation Committee Interlocks and Insider Participation

   None.

Certain Transactions

   The Company's policy is that it will not make loans to, or enter into other transactions with, directors, officers or affiliates unless such loans or transactions are (i) approved by a majority of the Company's independent disinterested directors, (ii) may reasonably be expected to benefit the Company, and (iii) will be on terms no less favorable to the Company than could be obtained in arm's length transactions with unaffiliated third parties.

   The Company has entered into indemnification agreements with each of its directors and executive officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by California law.

                       REPORT OF COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. It also administers the Company's employee stock benefit plans and the 1993 Bonus Plan (the "Bonus Plan"). The Compensation Committee is currently composed of independent, non-employee directors who have no interlocking relationships as defined by the Securities and Exchange Commission.

   The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (collectively, the "Executive Officers") should be influenced to a very significant extent by the Company's financial performance. The Committee establishes the salaries of all of the Executive Officers by considering various factors, including the following: (i) the Company's financial performance for the past year, (ii) the opportunity of the Executive to participate in the Company's success through equity ownership and stock options, (iii) the salaries of executive officers in similar positions of comparably-sized companies, and (iv) the critical importance of cost control in the Company's business in light of ongoing competition. In addition to salary, the cash portion of the Company's executive compensation packages includes discretionary bonuses which are paid quarterly based on the Company's operating results. The Committee believes that the Company's executive Officer salaries and cash compensation are currently less than or comparable to the compensation paid to executives at similarly-sized businesses in the industry.

   The Company's Bonus Plan provides that the maximum aggregate bonuses to be paid to any individual Executive Officer in the year will in no event exceed two (2) times the base salary of such Executive Officer. In addition, the aggregate quarterly bonuses which may be paid to all Executive Officers will not exceed 5% of the Company's pre-tax, pre-bonus income for the quarter.

   Acting with the advice of the Committee, the Board of Directors periodically grants options to Executive Officers. The Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Committee believes that options motivate Executive Officers to manage the Company in a manner which will also benefit shareholders. Options are granted at the current market price on the date of grant.

   The compensation package for the Company's Chief Executive Officer, Bernard
T. Marren, includes three elements: (i) base salary, (ii) performance bonus and
(iii) stock options. The base salary was determined through a comparison of base salaries paid with respect to chief executive officers of other publicly-traded semiconductor companies located in Northern California. The performance bonus element has been established to provide variable bonus compensation to the CEO based on the Company's actual operating results during fiscal 1996 and thereafter, including both sales and net income measurements. The stock option award is intended to provide long-term compensation to the CEO based on the stock performance of the Company. The options vest over a four (4) year period. In general, the Committee believes that the compensation package of the CEO is closely tied to the financial performance of the Company and has a high degree of variability based on such performance.

   The compensation of Executive Officers, including the Chief Executive Officer, may vary from the above in the event the Company and its shareholders decides to move forward with a plan of voluntary liquidation and dissolution. The Board of Directors has approved severance arrangements, if OPTi is dissolved, for Mr. Marren as the Company's President, Chief Executive Officer and Chairman of the Board and Mr. Mazzoni as the Company's Chief Financial Officer.

   The Company may also confer other benefits or bonuses to officers and directors of OPTi in recognition of their services to OPTi based on the performance of such officers, and directors, including performance during OPTi's liquidation process.

                                          COMPENSATION COMMITTEE OF THE
                                            BOARD OF DIRECTORS

                                          Kapil K. Nanda
                                          William H. Welling

                            AUDIT COMMITTEE REPORT

   Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to monitor the integrity of the financial statements of the company, oversee the independence of the company's independent auditor, and recommend to the Board the selection of the independent auditor responsible for making recommendations to the Board regarding the selection of independent auditors. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

   Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent auditors have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

   In this context and in connection with the audited financial statements contained in the Company's Annual Report on Form 10-K, the Audit Committee:

   . reviewed and discussed the audited financial statements with the Company's management;

   . discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

   . reviewed the written disclosures and the letter from Ernst & Young LLP, required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the nonaudit service performed by Ernst & Young LLP are compatible with maintaining their independence;

   . based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company's 2001 Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission; and

   . instructed the independent auditor that the Committee expects to be advised if there are any subjects that require special attention.

                                          AUDIT COMMITTEE

                                          Stephen A. Dukker
                                          Kapil K. Nanda
                                          William H. Welling

                    RELATIONSHIP WITH INDEPENDENT AUDITORS

   Ernst & Young LLP has been the independent accounting firm that audits the financial statements of the Company since its inception. In accordance with standing policy, Ernst & Young LLP periodically changes the personnel who work on the audit.

   Audit Fees. For professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year ended December 31, 2001, Ernst & Young LLP billed the Company fees in the aggregate amount of $123,000.

   Financial Information Systems Design and Implementation Fees. The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial systems design and implementation during the fiscal year ended December 31, 2001 and thus the Company did not pay any fees to Ernst & Young for such services.

   All Other Fees. For professional services other than those described above rendered by Ernst & Young LLP to the Company for the fiscal year ended December 31, 2001, Ernst & Young LLP billed the Company fees in the aggregate amount of $236,444. All other fees include tax planning in connection with the Company's plan of liquidation, as well as the preparation of tax returns of the Company.

   The Audit Committee reviews summaries of the services provided by Ernst & Young LLP and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

                               PERFORMANCE GRAPH

   The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, from December 31, 1996 through the Last Fiscal Year end (December 31, 2001) for OPTi Inc., the CRSP Index for Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Index") and the CRSP Index for Nasdaq Electronic Components Stocks (the "Nasdaq Electronic Components Index"). The graph assumes a $100 investment made at the beginning of the respective period and reinvestment of all dividends in the Nasdaq Index and the Nasdaq Electronic Components Index. Note that historic stock price performance is not necessarily indicative of future stock price performance.

               Comparison of Five-Year Cumulative Total Returns
                             Performance Graph for
                                   OPTi Inc.

                                    [PERFORMANCE GRAPH]

                                         Legend

                              CRSP Total Returns Index for
                ---------------------------------------------------------
                               Nasdaq Stock          Nasdaq Electronic
                                  Market             Components Stocks
                OPTi Inc.    (U.S. Companies)    SIC 3670-3679 US & Foreign
                ---------    ----------------    --------------------------
12/31/1996        100.00          100.00                  100.00
 1/31/1997        102.44          107.09                  119.03
 2/28/1997        107.32          101.17                  105.26
 3/31/1997        112.20           94.57                  100.77
 4/30/1997         95.12           97.52                  109.21
 5/30/1997        103.66          108.56                  112.86
 6/30/1997         87.81          111.90                  107.73
 7/31/1997        112.20          123.69                  135.23
 8/29/1997        139.02          123.51                  138.44
 9/30/1997        145.12          130.82                  139.84
10/31/1997        124.39          124.01                  116.98
11/28/1997        121.95          124.66                  116.43
12/31/1997        132.93          122.48                  104.84
 1/30/1998        120.73          126.36                  116.70
 2/27/1998        139.02          138.23                  129.79
 3/31/1998        140.24          143.34                  115.36
 4/30/1998        134.15          145.77                  121.32
 5/29/1998        125.61          137.67                  105.71
 6/30/1998        131.71          147.28                  106.69
 7/31/1998        123.17          145.56                  115.60
 8/31/1998         84.15          116.70                   95.02
 9/30/1998         95.12          132.89                  111.34
10/30/1998         74.39          138.73                  120.74
11/30/1998         78.05          152.83                  144.34
12/31/1998         90.24          172.68                  161.97
 1/29/1999         84.15          197.74                  188.15
 2/26/1999         92.68          180.04                  161.44
 3/31/1999        110.98          193.66                  166.45
 4/30/1999        114.63          199.89                  176.04
 5/28/1999        121.95          194.35                  164.24
 6/30/1999        118.60          211.79                  189.61
 7/30/1999        135.98          207.97                  209.10
 8/31/1999        129.27          216.77                  241.17
 9/30/1999        137.81          217.07                  226.29
10/29/1999        129.27          234.46                  247.29
11/30/1999        145.12          262.99                  264.43
12/31/1999        224.28          320.83                  301.21
 1/31/2000        200.53          308.99                  349.37
 2/29/2000        211.09          367.77                  459.66
 3/31/2000        221.64          360.18                  482.65
 4/28/2000        200.53          302.95                  446.42
 5/31/2000        171.51          266.40                  408.00
 6/30/2000        216.36          313.18                  472.84
 7/31/2000        197.89          296.21                  465.83
 8/31/2000        163.59          331.22                  528.51
 9/29/2000        232.20          288.19                  397.97
10/31/2000        253.30          264.52                  375.70
11/30/2000        168.87          203.80                  286.35
12/29/2000        205.81          192.98                  247.54
 1/31/2001        189.98          216.38                  284.63
 2/28/2001        168.87          167.53                  186.70
 3/30/2001        151.72          144.05                  151.02
 4/30/2001        133.83          165.54                  181.68
 5/31/2001        151.98          165.34                  171.35
 6/29/2001        160.85          169.78                  174.04
 7/31/2001        130.87          158.98                  172.74
 8/31/2001        137.21          141.66                  155.28
 9/28/2001        118.21          117.79                  112.17
10/31/2001        122.43          132.90                  142.50
11/30/2001        126.65          151.82                  177.04
12/31/2001        127.92          153.12                  168.68

Notes:

     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

     D.   The index level for all series was set to $100.0 on 12/31/1996.

                                 OTHER MATTERS

   The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

   It is important that your shares of stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope which has been enclosed.

                                          FOR THE BOARD OF DIRECTORS

                                          /s/  MICHAEL MAZZONI
                                          Michael Mazzoni
                                          Secretary

Dated March 8, 2002
PROXY

                                   OPTi Inc.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of OPTi Inc. (the "Company"), hereby appoints Bernard T. Marren and Michael Mazzoni and each of them, with power of substitution to each true and lawful attorneys, agents, and proxyholders of the undersigned and hereby authorizes them to represent and vote, as specified herein, all shares of common stock of the Company to be held of record by the undersigned on March 4, 2002 at the Annual Meeting of Shareholders of the Company to be held on April 9, 2002 at 10:00 a.m., local time, at the offices of Heller Ehrman White & McAuliffe LLP at 275 Middlefield Road, Menlo Park, CA 94025 and any adjournments or postponement thereof.

[X]  Please mark votes as in this example

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposal 1 and 2. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 12, 2002.

PROPOSAL 1--Election of Directors

[_]  FOR all nominees listed below

[_]  WITHHOLD authority to vote for all nominees listed below

To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

Bernard T. Marren
Stephen A. Dukker
Kapil K. Nanda
William H. Welling

Our Board of Directors unanimously recommends a vote for each of the nominees named above.

PROPOSAL 2--To ratify and approve the appointment of Ernst & Young LLP as independent accountants of OPTi Inc. for the fiscal years ending December 31, 2001 and December 31, 2002 respectively.

     FOR PROPOSAL 2  [_] AGAINST PROPOSAL 2  [_] ABSTAIN ON PROPOSAL 2  [_]

Our Board of Directors unanimously recommends a vote for the approval of Proposal 2 and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

              PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

================================================================================

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE RE-ELECTION OF 4 DIRECTORS; (2) FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT ACCOUNTANTS OF OPTi FOR THE FISCAL YEARS ENDING DECEMBER 31, 2001 AND
DECEMBER 31, 2002; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

================================================================================

Date:
Signature

================================================================================

Date:
Signature

(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

================================================================================